UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 27, 2006

IMS HEALTH INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	No. 001-14049	No. 06-1506026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1499 Post Road Fairfield, Connecticut	06824
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 319-4700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 27, 2006, IMS Health Incorporated (the “Company”), IMS AG, a Swiss corporation and a subsidiary of the Company (the “Swiss Borrower”) and IMS Japan K.K., a Japanese corporation and a subsidiary of the Company (the “Japanese Borrower”; and together with the Company and the Swiss Borrower, each a “Borrower” and collectively, the “Borrowers”), entered into a credit agreement (the “Credit Agreement”) with the lenders party thereto, Wachovia Bank, National Association, as administrative agent, Barclays Bank PLC and ABN Amro Bank N.V., as co-syndication agents, Suntrust Bank and Bank of America, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC, as lead arranger and sole book runner, pursuant to which the Borrowers may borrow an aggregate amount of up to $1,000,000,000. The Credit Agreement provides for a five-year revolving credit facility. The proceeds will be used for general corporate purposes, which may include the repurchase of the Company’s shares. A portion of the borrowings under the Credit Agreement was used to repay, in its entirety, the outstanding indebtedness of the Company under the Amended and Restated Credit Agreement, dated as of March 9, 2005, by and among the Company, the Swiss Borrower, the Japanese Borrower, the lenders party thereto, Wachovia Bank, National Association, as administrative agent, Barclays Bank PLC and ABN Amro Bank N.V., as co-syndication agents, Suntrust Bank and Fortis Capital Corp., as co-documentation agents, and Wachovia Capital Markets, LLC, as lead arranger and sole book runner. Interest under the Credit Agreement is calculated, at the election of the Company, at either the Alternate Base Rate or the LIBOR Rate, plus the Applicable Percentage, as each such term is defined in the Credit Agreement. The loans under the Credit Agreement may be subject to acceleration if certain events of default occur. Additional terms of the facility, including prepayments, negative covenants and events of default, are set forth in the Credit Agreement.

A copy of the Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1

$1,000,000,000 Credit Agreement, dated as of July 27, 2006, by and among IMS Health Incorporated, as a borrower, IMS AG, as a borrower, IMS Japan K.K., as a borrower, the lenders party thereto, Wachovia Bank, National Association, as administrative agent, Barclays Bank PLC and ABN Amro Bank N.V., as co-syndication agents, Suntrust Bank and Bank of America, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC, as lead arranger and sole book runner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH INCORPORATED (Registrant)

By:
/s/ Robert H. Steinfeld
	Name:	Robert H. Steinfeld
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 1, 2006

EXHIBIT INDEX

99.1

$1,000,000,000 Credit Agreement, dated as of July 27, 2006, by and among IMS Health Incorporated, as a borrower, IMS AG, as a borrower, IMS Japan K.K., as a borrower, the lenders party thereto, Wachovia Bank, National Association, as administrative agent, Barclays Bank PLC and ABN Amro Bank N.V., as co-syndication agents, Suntrust Bank and Bank of America, N.A., as co-documentation agents, and Wachovia Capital Markets, LLC, as lead arranger and sole book runner.